                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


--------------------------------------------------------------------------------
                               SPATIALIGHT, INC.

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                               SPATIALIGHT, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                 April 28, 2000


Dear Shareholder:

        This year's annual meeting of shareholders will be held on Friday, May 19, 2000 at 10:00 a.m., Pacific Daylight time, at the Embassy Suites Hotel, 101 McInnis Parkway, San Rafael, California 94903. You are cordially invited to attend.

        The Notice of Annual Meeting of Shareholders and Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

        After reading the Proxy Statement, please promptly mark, sign, and return the enclosed proxy in the prepaid envelope to assure that your shares will be represented. Your shares cannot be voted unless you date, sign and return the enclosed proxy or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our shareholders are important.

        A copy of the Company's 1999 Annual Report also is enclosed.

        The Board of Directors and Management look forward to seeing you at the annual meeting.


                                            Very truly yours,




                                            /s/ MICHAEL H. BURNEY
                                            ------------------------------------
                                            Michael H. Burney
                                            Chief Executive Officer, Secretary
                                            and Treasurer

                                SPATIALIGHT, INC.
                        9 Commercial Boulevard, Suite 200
                            Novato, California 94949


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 19, 2000



Dear Shareholders:

        Notice is hereby given that the 2000 Annual Meeting of Shareholders of SpatiaLight, Inc. will be held on Friday, May 19, 2000 at 10:00 a.m., California time, at the Embassy Suites Hotel, 101 McInnis Parkway, San Rafael, California 94903, for the following purposes:

1. To elect four (4) directors to serve for the ensuing year and until their successors are elected and qualified.

2. To ratify the appointment of KPMG LLP as the independent auditors for the Company for the fiscal year ending December 31, 2000.

3. To transact such other business as may properly come before the meeting.


        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Shareholders of record at the close of business on March 31, 2000 are entitled to notice of, and to vote at the 2000 Annual Meeting of Shareholders and any adjournments thereof. A Stockholder may only vote at the meeting if the holder is present or represented by proxy. A copy of the Company's 1999 Annual Report to Shareholders, which includes certified financial statements, is enclosed. Management cordially invites you to attend the 2000 Annual Meeting of Shareholders.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            /s/ MICHAEL H. BURNEY
                                            ------------------------------------
                                            Michael H. Burney
                                            Secretary

Novato, California
April 28, 2000

                                   IMPORTANT:

SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY. A POSTAGE-PAID ENVELOPE IS PROVIDED FOR MAILING IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY CHOOSE TO VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

                                SPATIALIGHT, INC.
                        9 Commercial Boulevard, Suite 200
                            Novato, California 94949



                                 PROXY STATEMENT



SOLICITATION AND VOTING OF PROXIES

The accompanying proxy is solicited by the Board of Directors of SpatiaLight, Inc., a New York corporation (the "Company"), for use at the 2000 Annual Meeting of Shareholders to be held on Friday, May 19, 2000, at 10:00 a.m., Pacific Daylight time (the "Annual Meeting"), or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Embassy Suites Hotel, 101 McInnis Parkway, San Rafael, California 94903. These proxy materials and the Annual Report herein to stockholders for the year ended December 31, 1999, were first mailed on or about April 28, 2000, to stockholders of record at the close of business on March 31, 2000 (the "Record Date"). The Company had 18,777,244 shares of common stock outstanding, par value $.01 per share ("Common Stock"), as of the close of business on the Record Date. Only stockholders of record on the Record Date will be entitled to vote at the Annual Meeting. The holders of a majority of the issued and outstanding Common Stock entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.

Each stockholder is entitled to one (1) vote per share on the proposals presented in this Proxy Statement, as well as on all other matters that may be properly considered at the Annual Meeting. All valid proxies received prior to the Annual Meeting will be voted in accordance with the specifications or directions indicated on the proxy. A stockholder giving the enclosed proxy has the power to revoke it at any time prior to the time it is voted, by either (i) attending the Annual Meeting and voting in person; (ii) duly executing and delivering a proxy bearing a later date; or (iii) sending written notice of revocation to the Secretary of the Company at 9 Commercial Boulevard, Suite 200, Novato, California 94949. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted for any purpose in determining whether a matter has been approved.

The Company may retain an outside firm to assist in the solicitation of proxies from brokers, nominees, institutions and individuals. The cost of soliciting proxies will be borne by the Company. The Company will request banks, brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons, and will reimburse them for their reasonable, out-of-pocket costs. In addition to soliciting stockholders by mail, proxies may be solicited by the Company's officers and directors by personal interview, telephone, or facsimile without additional compensation.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS


        A Board of Directors consisting of four Directors is proposed to be elected by the shareholders at the Annual Meeting, with each director to hold office until the next Annual Meeting or until his successor is duly elected and qualified. Pursuant to the Company's by-laws, the number of directors that may be authorized has been fixed by the Board of Directors at four to nine directors.

The Board of Directors recommends the election of the following four nominees:
Michael H. Burney, Robert A. Olins, Lawrence J. Matteson, and Steven F. Tripp, each of which are current directors of the Company. Information about these nominees is provided below.

The Board of Directors does not contemplate that any of the nominees will be unable to serve as a director, but should any such nominees so notify the Company of the nominee's unavailability prior to the voting of the proxies, the persons named in the enclosed proxy reserve the right to vote for such substitute nominee or nominees as they, in their sole discretion, shall determine.

Unless authority to vote for one or more of the director nominees is specifically withheld according to the instructions, proxies which are executed and returned to the Company prior to the Annual Meeting in the enclosed form will be voted for the election of each of the four nominees named below. The proxy solicited by the Board of Directors will be so voted unless shareholders specify a contrary choice therein. The affirmative vote of a plurality of the votes cast at the meeting shall be required to elect directors.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

Information concerning the names, ages, terms, positions and offices held with the Company, and business experience of the Company's current directors and nominees is set forth below:




                                                                               DIRECTOR
             NAME                 AGE                POSITION(s)                SINCE
             ----                 ---                -----------               --------
         Michael H. Burney        47     Director, Chief Executive               1996
                                         Officer, Treasurer, Secretary
         Lawrence J. Matteson     60     Director                                1991
         Robert A. Olins          43     Director                                1998
         Steven F. Tripp          31     Director                                1999

        MICHAEL H. BURNEY, Director since June 1996, and Chief Executive Officer, Treasurer and Secretary since July 1998, is also the Founder, Chairman and CEO of Chronomotion Imaging, a private R & D company developing a patented process for producing Volumetric Visualizations using electronic holography since 1995. Mr. Burney was the Vice President Treasury for Packard Bell Electronics from 1990 to 1995 and he was a member of the General Management Consulting / Financial Services Group of Ernst & Young from 1987 to 1990. Mr. Burney has received 3 U.S. patents and 15 international patents on the electronic holography process, which is the basis of Chronomotion's intellectual property. Mr. Burney received his BA from Pomona College and his MBA from University of Southern California.


        LAWRENCE J. MATTESON, Director since 1991, served as Chairman of the Board from May 1995 to June 1997. He currently is an executive professor of business policy at the William E. Simon Graduate School of Business Administration, University of Rochester. Mr. Matteson was Senior Vice President and General Manager, Electronic Imaging for Kodak until December 1991. Mr. Matteson began his career with Kodak in 1965 as a research engineer and has worked at Kodak in various positions continuously from that date until December 1991. He holds degrees in engineering and an MBA from the University of Rochester Graduate School of Business.

        ROBERT A. OLINS, Director since February 1998, Mr. Olins has served as President of Argyle Capital Management Corporation during the past fifteen years. Argyle Capital Management Corporation is a private investment advisory company.

        STEVEN F. TRIPP, Director since June 1999, is President and CEO of KnoWare, Inc. since 1998. KnoWare is a privately held software development company focused on Internet based check image and check fraud detection software for financial institutions. Mr. Tripp was owner and Vice President of Document Solutions from 1990 to 1998. Mr. Tripp has worked in the software development industry for 10 years with a primary focus on digital imaging.

Other Directorship; Term of Office.

        None of the Company's directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or of any company registered under the Investment Company Act of 1940, as amended.

        All directors serve for terms of one year or until their successors are duly elected. All officers serve at the discretion of the Board of Directors. All four of the current directors were elected at the June 21, 1999 annual meeting of the Company's shareholders.

Board of Directors' Meetings and Committees.

        During the year ended December 31, 1999, the Board of Directors held six meetings. None of the Company's Directors attended fewer than 100% of the total number of meetings of the Board and all the committees of the Board of Directors on which such director served during that period.

        The Company maintains an Audit Committee, a Compensation Committee, and an Executive Committee. The Company does not have a standing Nominating Committee.

        The Audit Committee's function is to review, with the Company's independent auditors and management, the results of the examination of the Company's financial statements by the independent auditors and the independent auditor's opinion. The Audit Committee also approves all professional services performed by the independent auditors, recommends the retention of the independent auditors, to the Board, subject to ratification by the shareholders, and periodically reviews the Company's accounting policies and internal accounting and financial controls. Following the June 21, 1999 shareholder's meeting, Board members were reassigned to committees and the members of the Audit Committee were Mr. Olins and Mr. Tripp. During the year ended December 31, 1999, the Audit Committee held two meetings.

        The Compensation Committee's function is to review and recommend executive compensation, including officer salary level, incentive compensation programs, and stock option grants. Following the June 21, 1999 shareholder's meeting, Board members were reassigned to committees and the members of Compensation Committee were Mr. Tripp and Mr. Olins. During the year ended December 31, 1999, the Compensation Committee held six meetings.

        The Executive Committee's function is to review operational matters, including audit and compensation issues of the Company and recommend operational activity to management. The members of the Executive Committee are Messrs. Burney, Matteson and Olins. During the year ended December 31, 1999, the Executive Committee held seventeen meetings.

Compensation of Directors

Non-management directors are paid $500.00 for each board meeting attended. Directors who are also full-time employees are not paid Directors ' fees. Robert Olins and Lawrence Matteson have waived the non-management Director's fee of $500.00 per board meeting.

REQUIRED VOTE

        Four (4) persons have been nominated by the Board of Directors for election as directors at the Annual Meeting to serve until the next Annual Meeting and until their respective successors are elected or appointed. The four
(4) nominees receiving the highest number of votes at the Annual Meeting will be elected as directors of the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        KPMG LLP has served as the Company's independent auditors since May 1999 and has been appointed by the Board of Directors to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2000. The Board recommends that stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. The Board of Directors anticipates that representatives of KPMG LLP will be present at the Meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the Company's capital stock, as of December 31, 1999 based upon a total of 16,635,818 shares outstanding, (i) by each person who is known by the Company to own beneficially more than 5% of the Company's capital stock, (ii) by each of the executive officers mentioned in the tables under "Executive Compensation" and by each of the Company's directors, and (iii) by all officers and directors as a group.

             NAME AND ADDRESS                   AMOUNT AND NATURE OF       PERCENT OF
             BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP        CLASS (1)
             ----------------                   --------------------       ----------
Argyle Capital Management Corporation               2,436,812(1)              12.78
               Robert A. Olins
               14 East 82nd
               New York, New York 10028

Sabotini, Ltd.                                      2,060,000(2)              11.02
               C/O Wychwood Trust Ltd.
               1 Castle St.
               Castletown
               Isle of Man, British Isles
Raymond L. Bauch                                    1,696,350                  9.25
               14 Office Drive Park, Suite 1
               Palm Coast, FL 32137

Jalcanto, Ltd.                                      1,267,500(3)               7.08
               C/O Wychwood Trust Ltd.
               1 Castle St.
               Castletown
               Isle of Man, British Isles

Michael H. Burney                                     289,127(4)               1.71
               9 Commercial Blvd., Suite 200
               Novato, CA  94949

Fred R. Hammett                                        30,000(5)                 *
               9 Commercial Blvd., Suite 200
               Novato, CA  94949

Miles L. Scott                                         62,500(6)                 *
               9 Commercial Blvd., Suite 200
               Novato, CA  94949

Lawrence J. Matteson                                  142,500(7)                 *
               9 Commercial Blvd., Suite 200
               Novato, CA  94949

Steven F. Tripp                                       142,857                    *
               9 Commercial Blvd., Suite 200
               Novato, CA  94949

All directors and officers as a group                 666,984                  3.85
               (6 persons)

* Represents less than 1%

(1) Includes 2,424,312 shares beneficially owned subject to conversion of principal and interest of convertible notes held by Argyle Capital Management Corporation, of which Mr. Olins is President and over which Mr. Olins exercises voting control. Also includes 12,500 shares subject to outstanding stock options held by Mr. Olins that are exercisable within 60 days of December 31, 1999.

(2) Based solely upon information filed in a Schedule 13D by the named shareholder. To the Company's knowledge, Shaun F. Cairns and Paul A. Bell are the sole directors of the named shareholder. As such, Mr. Cairns and/or Mr. Bell may be deemed to be the beneficial owner(s) of the shares of the Company's Common Stock held by the named shareholder. Includes 992,500 shares subject to warrants exercisable within 60 days of December 31, 1999.

(3) Based solely upon information filed in a Schedule 13D by the named shareholder. To the Company's knowledge, Shaun F. Cairns and Paul A. Bell are the sole directors of the named shareholder. As such, Mr. Cairns and/or Mr. Bell may be deemed to be the beneficial owner(s) of the shares of the Company's Common Stock held by the named shareholder. Includes 200,000 shares subject to warrants exercisable within 60 days of December 31, 1999.

(4) Includes 257,500 shares subject to options exercisable within 60 days of December 31, 1999.

(5) Includes 30,000 shares subject to options exercisable within 60 days of December 31, 1999.

(6) Includes 62,500 shares subject to options exercisable within 60 days of December 31, 1999.

(7) Includes 142,500 shares subject to options exercisable within 60 days of December 31, 1999.

EXECUTIVE COMPENSATION

        The table below sets forth information concerning the annual and long-term compensation for services rendered i n all capacities to the Company during the fiscal years ended December 31, 1998, and 1999, for those persons who served as (i) chief executive officer during 1998; (ii) the four most highly compensated executive officers as of December 31, 1999 other than the Chief Executive Officer; and (iii) two former executive officers that would have been among the most highly compensated executive officers had they been serving in an executive capacity at December 31, 1999.


                           SUMMARY COMPENSATION TABLE

                                                                              SECURITIES UNDERLYING
                  NAME AND PRINCIPAL POSITION            YEAR      SALARY       OPTIONS/SARS (#)
                  ---------------------------            ----      ------     ---------------------
         Michael H. Burney, CEO, Treasurer, Secretary    1999     $200,000            500,000(1)
                                                         1998      $63,654            515,000

         Fred R. Hammett, President                      1999     $197,115            250,000(1)
                                                         1998       55,000            250,000

         Miles L. Scott, Vice President, Engineering/    1999     $100,000            125,000(1)
         Manufacturing                                   1998       16,346            125,000


STOCK OPTION GRANTS

        The following table sets forth certain information for the year ended December 31, 1999 with respect to stock options granted to the individuals named in the Summary Compensation Table.

                        OPTION GRANTS IN LAST FISCAL YEAR

                 (a)              (b)              (c)               (d)                (e)
                               NUMBER OF       % OF TOTAL
                               SECURITIES      OPTIONS/SARS
                               UNDERLYING      GRANTED TO
                              OPTIONS/SARS     EMPLOYEES IN     EXERCISE OR BASE     EXPIRATION
                 NAME         GRANTED (#)      FISCAL YEAR        PRICE ($/SH)          DATE
         -----------------    ------------     -------------    ----------------     ----------
         Michael H. Burney     500,000(1)         40.4%              $5.75            12/31/09

         Fred R. Hammett       250,000(1)         20.2%              $5.75            12/31/09

         Miles L. Scott        125,000(1)         10.1%              $5.75            12/31/09


(1) Standard options granted under the Company's stock option plans vest over a two-year period, 50% each year. However, these stock option grants vest over a three-year period and are subject to the optionee meeting specific performance targets.

OPTION EXERCISES AND FISCAL 1999 YEAR END VALUES

        The following table sets forth information with respect to options to purchase common stock granted to the Company's named executive officers including: (i) the number of shares of common stock purchased upon exercise of options in the fiscal year ending December 31, 1999; (ii) the net value realized upon such exercise; (iii) the number of unexercised options outstanding at December 31, 1999; and (iv) the value of such unexercised options at December 31, 1999.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         DECEMBER 31, 1999 OPTION VALUES

                                                                                          (iv)
                                                                                       VALUE OF
                                                                 (iii)                UNEXERCISED
                                                               NUMBER OF              IN-THE-MONEY
                                   (i)                     UNEXERCISED OPTIONS      OPTIONS AT DEC.
                                  SHARES        (ii)        AT DEC. 31, 1999          31, 1999 ($)
                               ACQUIRED ON      VALUE      (#) EXERCISABLE/          EXERCISABLE/
        NAME                   EXERCISE (#)  REALIZED ($)    UNEXERCISABLE           UNEXERCISABLE
        ----                   ------------  ------------  -------------------   ---------------------
 Michael H. Burney                17,500       $86,469      257,500/750,000      $1,291,250/$1,250,000

 Fred R. Hammett                  95,000       182,093       30,000/375,000          $150,000/$625,000

 Miles L. Scott                     0             0          62,500/187,500          $312,500/$312,500


AMENDMENT TO BYLAWS

        On April 20, 2000, the Board of Directors executed a Unanimous Written Consent authorizing an amendment to Section 2.2 of the Bylaws changing the authorized number of directors from between five and nine, to between four and nine.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

        In various transactions in 1998 Argyle Capital Management Corporation, a company affiliated with Robert Olins, a Director of the Company, purchased convertible notes of the Company in the outstanding principal amount of $1,188,000. These convertible notes accrue interest at 6% and are convertible at $0.50 per share. These notes were originally due on December 31, 1999 and have been extended until June 30, 2001 on the same terms.


LEGAL PROCEEDINGS

        Tony Romano and Magellin Entertainment, Inc. (Plaintiffs) filed an action against us in San Francisco Superior Court on January 10, 2000. Director's Michael Burney and Robert Olins were also named. The complaint relates to an alleged engagement of Plaintiffs by SpatiaLight in January 1998 to increase public awareness of SpatiaLight, in return of our securities. The complaint seeks specific performance for the transfer of an additional 75,000 shares of stock. SpatiaLight denies the allegations in the complaint. We do not believe we have any liability to the Plaintiffs arising from the litigation. No reserves have been established for potential losses from the litigation.

STOCKHOLDERS PROPOSALS

        Pursuant to Rule 14(a)-4(c)(1) of the Exchange Act, the Company's proxy for the 2000 Annual Meeting of Shareholders may confer discretionary authority to vote on any proposal submitted by a shareholder if written notice of such proposal submitted by a shareholder is not received by the Company at its offices at 9 Commercial Boulevard, Suite 200, Novato, California 94949, within a reasonable time before the mailing of the Company's proxy materials for the 2001 Annual Meeting of Shareholders.

        Shareholder proposals may be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2000 Annual Meeting of Shareholders, if submitted to the Company by December 29, 2000. Proposals must be writing and sent via registered, certified, or express mail to: Corporate Secretary, SpatiaLight, Inc., 9 Commercial Boulevard, Suite 200, Novato, California 94949. Facsimile or other forms of electronic submissions will not be accepted.

TRANSACTION OF OTHER BUSINESS

        The Board of Directors does not know of or intend to present any matters at the 2000 Annual Meeting other than those described herein and does not presently know of any matters that will be presented by other parties. If however, any other matters properly come before the meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the persons voting such proxies.


                                            By order of the Board of Directors



                                            /s/ MICHAEL H. BURNEY
                                            ------------------------------------
                                            Michael H. Burney
                                            Chief Executive Officer, Secretary
                                            and Treasurer


Date: April 28, 2000
Novato, California

                               SPATIALIGHT, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Michael H. Burney proxy and attorney-in-fact, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in SpatiaLight, Inc., a New York corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of the Company to be held at the Embassy Suites Hotel, 101 McInnis Parkway, San Rafael, California 94903 at 10:00 A.M., Pacific Standard Time, and at any adjournment thereof as hereinafter specified upon the proposals listed below and as more particularly described in the Proxy Statement of the Company dated April 28, 2000 (the "Proxy Statement"), receipt of which is hereby acknowledged, and in their discretion upon such other matters as may properly come before the meeting.

     1. With respect to the election of the following individuals as members of the Board of Directors:

(INSTRUCTION: To withhold authority to vote for an individual nominee, strike lines through that nominee's name in the list below.)

               Michael H. Burney        Robert A. Olins

               Lawrence J. Matteson     Steven F. Tripp

               [ ] FOR    [ ] WITHHOLD AUTHORITY   [ ] ABSTAIN

     2. With respect to the ratification of KPMG LLP as the independent auditors for the Company for the year ending December 31, 1999.

               [ ] FOR    [ ] WITHHOLD AUTHORITY   [ ] ABSTAIN

The shares represented hereby will be voted as specified. If no specification is made, such shares will be voted FOR the nominees listed and or proposal 2.

Dated:____________, 2000      Signature(s) __________________________________

(BE SURE TO DATE PROXY)
Print or type stockholder's name

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE DATE, SIGN, AND RETURN THE PROXY PROMPTLY IN THE ENCLOSED, STAMPED ENVELOPE.

               I plan to attend the meeting.

               Yes _____   No _____

          (PLEASE PRINT ADDRESS CHANGE (IF ANY) ON LABEL BELOW)